UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10545 (Commission File Number)	13-3355897 (IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 8.01. Other Events.
On June 12, 2011, Transatlantic Holdings, Inc. (“Transatlantic”) issued a joint press release with Allied World Assurance Company Holdings, AG (“Allied World”) announcing the execution of an Agreement and Plan of Merger, dated as of June 12, 2011, and will hold a joint conference call on June 13, 2011 with investors to provide supplemental information regarding the proposed transaction. A copy of the press release and the presentation to be used in connection with the investor conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference into this Item 8.01.
Additionally, on June 12, 2011, Transatlantic disseminated certain communications to its employees and trading partners discussing the proposed transaction. Copies of such communications are attached as Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6 and are incorporated by reference into this Item 8.01.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger between Transatlantic and Allied World that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Participants in the Solicitation
Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Transatlantic’s and Allied World’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Transatlantic’s and Allied World’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Transatlantic and Allied World and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, uncertainties relating to economic conditions, financial and credit market conditions, cyclical industry conditions, credit quality, government, regulatory and accounting policies, volatile and unpredictable developments (including natural and man-made catastrophes), the legal environment, legal and regulatory proceedings, failures of pricing models to accurately assess risks, the reserving process, the competitive environment in which Transatlantic and Allied World operate, interest rate and foreign currency exchange rate fluctuations and the uncertainties inherent in international operations.
Transatlantic and Allied World caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Transatlantic’s and Allied World’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Transatlantic, Allied World, the proposed transaction or other matters and attributable to Transatlantic or Allied World or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Transatlantic nor Allied World undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press release dated as of June 12, 2011.
99.2	Investor presentation slides.
99.3	Memo to Transatlantic employees dated June 12, 2011.
99.4	Employee FAQ.
99.5	Letter to customers and brokers.
99.6	Email to customer and brokers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz Senior Vice President and General Counsel

Date: June 13, 2011

Exhibit Index

Exhibit
No.	Description
99.1	Press release dated as of June 12, 2011.
99.2	Investor presentation slides.
99.3	Memo to Transatlantic employees dated June 12, 2011.
99.4	Employee FAQ
99.5	Letter to customers and brokers.
99.6	Email to customers and brokers